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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 2007

                          REGIONS FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                      0-6159                  63-0589368
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)


                             1900 FIFTH AVENUE NORTH
                            BIRMINGHAM, ALABAMA 35203
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (205) 944-1300

                417 NORTH 20TH STREET, BIRMINGHAM, ALABAMA 35203
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01 REGULATION FD DISCLOSURE

      On January 19, 2007 Regions Financial Corporation issued a press release announcing its preliminary results of operations for the quarter and year ended December 31, 2006. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. Supplemental financial information for the quarter and year ended December 31, 2006 is included as Exhibit 99.2 and may also be found on Region's website at www.regions.com.

      In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

99.1  Press Release dated January 19, 2007

99.2  Supplemental Financial Information

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGIONS FINANCIAL CORPORATION

                                        By: /s/ Alton E. Yother
                                            -----------------------------------
                                            Name:   Alton E. Yother
                                            Title:  Executive Vice President
                                                     and Controller



Date: January 19, 2007